AMENDMENT TO LOAN AGREEMENT

     This Amendment to Loan Agreement is made as of September 13, 1993 by and between Chips and Technologies, Inc. (the "Borrower") and Silicon Valley Bank ("Silicon" or "Bank"). The parties agree to amend the Loan and Security Agreement between them, dated December 19, 1991 (the "Loan Agreement") further modified by that certain Amendment to Loan Agreement dated September 30, 1992, as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement).

     1. MODIFICATION OF CREDIT LIMIT. The first sentence of the section of the Schedule to Loan Agreement entitled "Credit Limit (Section 1.1)" is hereby deleted and replaced with the following:

Credit Limit
(Section 1.1)     $5,000,000.00; the Credit Limit shall be the  lesser  of  (i)
                  $5,000,000.00 at any one time outstanding; or (ii) 75% of the Net Amount of Borrower's accounts, which Bank in its discretion deems eligible for borrowing.

      2. MODIFICATION OF LOAN ORIGINATION FEE. The section of the Schedule to Loan Agreement entitled "Loan Origination Fee (Section 1.3)" is hereby deleted and replaced with the following:

Loan Fee
(Section 1.3)     $25,000.00 per annum

     3. MODIFICATION OF MATURITY DATE. The section of the Schedule to Loan Agreement entitled "Maturity Date (Section 5.1)" is hereby deleted and replaced with the following:

Maturity Date
(Section 5.1)     October 5, 1994

     4. MODIFICATION TO INTEREST RATE. The section of the Schedule to Loan Agreement entitled "Interest Rate (Section 1.2)" is hereby deleted and replaced with the following:

Interest Rate
(Section 1.2)     A  rate equal to 1.000 percentage point over the "Prime Rate"
                  in  effect  from time to time.  Interest shall be  calculated in  the basis of a 360-day year for the actual number of days elapsed.  "Prime Rate" means the rate announced from time  to time  by  Bank  as its "prime rate"; it is a base  rate  upon which other rate charged by Bank are
                  based,  and it is not necessarily the best rate available  at
                  Bank.   The interest rate applicable to the Obligations shall
                  change on each date there is a change in the Prime Rate.

      5. MODIFICATION OF FINANCIAL COVENANTS. The section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby deleted and replaced with the following:

Financial
Covenants
(Section 4.1)     Borrower  shall  comply with all of the following  covenants.
                  Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

                  QUICK  ASSET  RATIO:   Borrower shall  maintain  a  ratio  of
                  "Quick Assets" to current liabilities of not less than .9 to 1.00.

                  CURRENT ASSET RATIO: Borrower shall maintain a ratio of "Current Assets" to current liabilities of not less than
                  1.25 to 1.0.

                  TANGIBLE NET WORTH: Borrower shall maintain a tangible net worth of not less than $20,000,000.00.

                  DEBT TO TANGIBLE NET WORTH RATIO: Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than 1.25 to 1.00.

                  PROFITABILITY: Borrower shall not incur a loss (after taxes) for the fiscal quarter ending September 30, 1993 in excess of $4,500,000.00 nor shall Borrower incur a loss (after taxes) for the fiscal quarter ending December 31, 1993 in excess of $250,000.00, ending March 31, 1994 of $700,000.00. Borrower shall maintain a minimum profit for the fiscal quarter ending June 30, 1994 of $800,000.00.

                  MINIMUM CASH. Borrower shall maintain minimum cash, for the fiscal quarter ending September 30, 1993 of $12,000,000.00, for the quarter ending December 31, 1993 of $9,000,000.00, for the quarter ending March 31, 1993 of $8,000,000.00, and for the quarter ending June 30, 1994 of $8,000,000.00.

                  DEFINITIONS:    "Current   Assets"   means   cash,   accounts
                  receivable,   inventory  and  other  assets  likely   to   be
                  converted into cash within one calendar year.

      6. MODIFICATIONS TO EVENTS OF DEFAULT. The section of the Loan and Security Agreement entitled "Events of Default (Section 6.1)" is hereby amended as follows:

Events of
Defaults
(Section 6.1)     (b)  the Borrower shall fail to pay when due any Loan or  any interest thereon or any other monetary Obligations;

                  (e) the Borrower shall fail to pay or perform any other non-monetary Obligation;

                  (f) any levy, assessment, seizure, lien or encumbrance is made on all or any part of the Collateral;

                  All other terms and conditions shall remain the same.

      7. OTHER COVENANTS. Paragraph 4 of the section entitled "Other Covenants (Section 4.1) of the Amendment to Loan Agreement dated September 30, 1992, is hereby deleted and replaced with the following and a new paragraph 5 as set forth below is hereby added hereto after the current paragraph 4:

     4.  REQUIRED BALANCES.  Borrower   agrees  to  maintain  the  following
                             balances  with  the Bank:  (a)   average  money
                             market  balance of not less than  $1,500,000.00
                             at all times, and (b) an average net free collected demand deposit balance of not less than $500,000.00 at all times.

     5.  REQUEST TO DEBIT    Borrower  will  regularly  deposit  all  funds
         ACCOUNT             received  from  its  business  activities   in
                             accounts  maintain  by  Borrower  at   Silicon
                             Valley  Bank.   Borrower hereby  requests  and
                             authorizes  Bank  to  debit  any  of  Borrower
                             accounts  with  Bank,  specifically,   without
                             limitation, Account Number __________________,
                             for payments of interest and principal due  on
                             the  loan  and any other obligations owing  by
                             Borrower  to Bank.  Bank will notify  Borrower
                             of   all   debits  which  Bank  makes  against
                             Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a setoff.

      8. LINE OF CREDIT FOR ISSUANCE OF LETTERS OF CREDIT. Bank has issued to Borrower a new line of credit in the amount of $3,000,000.00 (the "LC Credit Limit") to be utilized for standby and commercial letters of credit (the "New Letters of Credit") issued by Silicon or other banks by Silicon (the "Issuer") for the account of the Borrower. In no event may the total New Letters of Credit outstanding at anytime exceed $3,000,000.00. The LC Credit Limit available at any time shall be reduced by the total amount of all outstanding New Letters of Credit; provided, that the total amount of all outstanding New Letters of Credit shall not affect the Credit Limit.

           The Borrower shall execute all standard form letter of credit applications and agreements of the Issuer in connection with the New Letters of Credit, and without limiting any of the terms of such applications and agreements, the Borrower shall pay all standard fees and amounts drawn on any New Letters of Credit prior to the day the Issuer is required to make payment under the New Letter of Credit. The New Letters of Credit shall have expiration dates no later than the Maturity Date (October 5,1994).

      9. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and the Borrower, and the other written documents and agreements between Bank and the Borrower set forth in full of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. Capitalized terms used herein shall have the definitions given them in the Loan Agreement unless otherwise defined herein.

CHIPS AND TECHNOLOGIES, INC.       SILICON VALLEY BANK

By:____________________            By:____________________
Name:_________________             Name:__________________
Title:__________________           Title:___________________
                               PROMISSORY NOTE

=============================================================================
BORROWER:  CHIPS AND TECHNOLOGIES, INC.      LENDER:  Silicon Valley Bank
           3050 Zanker Road                           3000 Lakeside Drive
           San Jose, CA 95134                         P.O. Box 3762
                                                      Santa Clara, CA 95054
=============================================================================


PRINCIPAL AMOUNT:  $3,000,000.00         INITIAL RATE:  6.000%   DATE OF
NOTE:  SEPTEMBER 13, 1993

PROMISE TO PAY. CHIPS AND TECHNOLOGIES, INC. ("Borrower") promises to pay Silicon Valley Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date off each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 5, 1994. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning October 5, 1993, and all subsequent interest payments are due on the same day of each month after that. Interest on this note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, times the outstanding principal balance, times the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. The Index currently is 6.000% per annum. the interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 6.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in the Borrower's making fewer payments.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any of the events described in this default section occurs with respect to any guarantor of this Note.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay the amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon maturity, Lender at its option, may also, if permitted under applicable law, do one or both of the following: (a) Increase the variable interest rate on this Note to 5.000 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lenders' attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Santa Clara County, the State of California. This Note shall be governed by and construed in accordance with the laws of the State of California.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for al sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this note or by Lenders internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

REQUEST TO DEBIT ACCOUNTS. Borrower will regularly deposit all funds received from its business activities in accounts maintained by Borrower at SILICON VALLEY BANK. Borrower hereby requests and authorizes Lender to debit any of Borrower's accounts with Lender, specifically, without limitation, Account Number ________________, for payments of interest and principal due on the loan and any other obligations owing by Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a setoff.

BUSINESS LOAN AGREEMENT. This note is subject to and shall be governed by all the terms and conditions of the Loan and Security Agreement dated December 19, 1991, as amended from time to time, between Lender and Borrower, which Loan and Security Agreement is incorporated herein by referenced.

ADDITIONAL  PROVISIONS.  This Promissory Note evidences a  Letter  of  Credit
facility.   Accordingly, advances under this Note shall be used for  issuance of Letters of Credit.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

CHIPS AND TECHNOLOGIES, INC.

By:______________________
Name: ___________________
Title:  _____________________
                         REQUEST FOR HOLD ON ACCOUNT

BORROWER:           CHIPS AND TECHNOLOGIES, INC.

GRANTOR:            SAME

LOAN OFFICER:       DAVID JACKSON



COLLATERAL
TYPE           ACCOUNT NUMBER      AMOUNT              MATURITY
- -----------------------------------------------------------------------------



AUTHORIZED BY: _____________________

DATE: ______________________

_____________________________________________________________________________

                               RELEASE OF HOLD

You are hereby authorized to release the proceeds in the amount of $____________ under the above referenced account to pay Loan No.
_____________________.

_____________________________________________________________________________
                            For Lender's Use Only

APPROVED BY:_____________________

DATE: ______________________________

COMMENTS:
                        ASSIGNMENT OF DEPOSIT ACCOUNT


=============================================================================
BORROWER: CHIPS AND TECHNOLOGIES, INC.    LENDER:  Silicon Valley Bank
          3050 Zanker Road                         3000 Lakeside Drive
          San Jose, CA 95134                       P.O. Box 3762
                                                   Santa Clara, CA 95054
=============================================================================


THIS ASSIGNMENT OF DEPOSIT ACCOUNT is entered into between CHIPS AND TECHNOLOGIES, INC. (referred to below as "Grantor"); and Silicon Valley Bank (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     ACCOUNT. The word "Account" means the deposit account described below in the definition for "Collateral."
     AGREEMENT.   The  word  "Agreement" means  this  Assignment  of  Deposit
     Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time. COLLATERAL. The word "Collateral" means the following described deposit account:
          SILICON VALLEY BANK CERTIFICATE OF DEPOSIT, CERTIFICATE NO. _______, ACCOUNT NO. _________________ ISSUED BY LENDER IN AN AMOUNT NOT LESS THAN $3,000,000.00
     together with (a) all interest, whether now accrued or hereafter accruing; (b) all additional deposits hereafter made to the Account; and
     (c)  all  renewals,  replacements  and  substitutions  for  any  of  the foregoing.
          (A)   ALL  PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS  OF
          TITLE.
          (B)  ALL PROPERTY ASSIGNED TO LENDER.
          (C) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES, AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.
          (D) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF WRITING, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA.
     EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section entitled "Events of Default."
     GRANTOR. The word "Grantor" means CHIPS AND TECHNOLOGIES, INC., its successors and assigns
     GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.
     INDEBTEDNESS. The word "Indebtedness" means indebtedness evidenced by any and all notes or credit agreements or letters of credit, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.
     LENDER. The word "Lender" means Silicon Valley Bank, it successors and assigns
     NOTE. The word "Note" means the notes or credit agreements or letter of credit, in any principal amount from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the notes or credit agreements. RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.
GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and warrants to Lender that:
     OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.
     RIGHT TO GRANT SECURITY INTEREST. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.
     NO FURTHER TRANSFER. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.
     NO DEFAULTS. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.
     PROCEEDS. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral
LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; (c) Grantor, in writing, has requested from Lender a release of this Agreement.
EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by the Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.
LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (a) for the collection or protection of any income on the Collateral, (b) for the preservation of rights against issuers of the Collateral or against third persons; (c) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the collateral; nor (d) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.
     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the other Related Documents or in any other agreement between Lender and Grantor.
     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, or the commencement of any proceeding under and bankruptcy or insolvency laws by or against Grantor.
     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any Grantor's deposit accounts with Lender.
     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.
RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:
     ACCELERATE INDEBTEDNESS. Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Guarantor.
     APPLICATION  OF ACCOUNT PROCEEDS.  Lender may obtain all  funds  in  the
     Account from the Issuer of the Account and apply them to the Indebtedness in the same manner as if the Account had been issued by Lender. If the Account is subject to an early withdrawl penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the
     Account proceeds to the Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the California Uniform Commercial
     Code, even if the Account is not otherwise subject to such code concerning security interests, and the parties to this Agreement agree that the provisions of the code giving rights to a secured party shall nonetheless be a part of this Agreement.
     COLLECT THE COLLATERAL. Lender may collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, may retain possession of the Collateral while suing on the Indebtedness. SELL THE COLLATERAL. Lender may sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of public sale, or of the date after which private sale may be made. Grantor agrees that any requirement of days in advance of the time and place of public sale, or of the date after which private sale may be made. Grantor agrees that any requirements of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.
     REGISTER SECURITIES. Lender may sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that (a) Lender shall have no obligation to delay sale until the securities can be registered, (b) Lender may make a private sale to a single person or restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and (c) such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor, or any of them (if more than one), is an affiliate of the issuer of the securities, Grantor agrees that Grantor will neither sell nor dispose of any securities of such issuer without obtaining Lender's prior written consent.
     TRANSFER TITLE. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of the Grantor and each of them (if more than one) as shall be necessary or reasonable.
     APPLICATION OF PROCEEDS. Lender may apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to (a) reimbursement of any expenses, including any costs of any securities registration, commissions incurred in connection with a sale, attorney fees as provided below and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral, and (b) to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. OTHER RIGHTS AND REMEDIES. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code, at law, in equity, or otherwise.
     DEFICIENCY JUDGMENT. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.
     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Santa Clara County, State of California. This Agreement shall be governed by and construed in accordance with the laws of the State of California.
     ATTORNEY'S FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses shall include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.
     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement. NOTICES. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor ;agrees to keep Lender informed at all times of Grantor's current address(es).
     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) demand, collect, receive, receipt for, sue and recover all sums of money or the property which may now or hereafter become due, owing or payable from the Collateral; (b) execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.
     SERVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invlaid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemded to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enfoceable.
     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the partiies, their successors and assigns. WAIVER. Lender shall not be deemed to have wiaved any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or consitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any isntance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
ADDITIONAL PROVISIONS. If any law is passed that requires additional action on the part of the Lender, Borrower shall fully cooperate with Lender in complying with the law and accordingly, shall reimburse Lender for all costs and expenses which Lender incurs to comply with the law.
GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTMEBER 13, 1993.
GRANTOR:

CHIPS AND TECHNOLOGIES, INC.

By:______________________
Name: ___________________
Title:  _____________________
                             COLLATERAL RECEIPT


=============================================================================
BORROWER: CHIPS AND TECHNOLOGIES, INC.     LENDER:    Silicon Valley Bank
          3050 Zanker Road                            3000 Lakeside Drive
          San Jose, CA 95134                          P.O. Box 3762
                                                      Santa Clara, CA 95054
=============================================================================



         DESCRIPTION OF COLLATERAL           CUSTODY CONTROL     DATE RELEASED
                                                SIGNATURES

Silicon Valley Bank Certificate of Deposit,
Certificate No._____________, Account No.
___________________ in approximate amount of $3,000,000.00



     INITIAL DELIVERY               RETURN RECEIPT         INSTRUCTIONS FOR
     ACKNOWLEDGMENTS:              ACKNOWLEDGMENT:         RETURNING COLLATERAL
                                                           AND DISPOSITION OF
                               Grantor acknowledges the    COUPONS: _________
Grantor:___________________    receipt of all
_                              collateral, including       __________________
                               all unmatured coupons,
(Grantor's Signature)          if any.                     __________________

Silicon Valley Bank            X_______________________    __________________
                               ____
By:________________________
                               (Grantor's Signature)
(Authorized Officer)






                   DISBURSEMENT REQUEST AND AUTHORIZATION


=============================================================================
BORROWER:  CHIPS AND TECHNOLOGIES, INC.   LENDER:  Silicon Valley Bank
           3050 Zanker Road                        3000 Lakeside Drive
           San Jose, CA 95134                      P.O. Box 3762
                                                   Santa Clara, CA 95054
=============================================================================



LOAN TYPE. This is a Variable Rate (at SILICON VALLEY BANK PRIME RATE), making an initial rate of 6.000%). Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on October 5, 1994.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for (please initial):
 ---
 | | ______  Personal, Family or Household Purposes or Personal Investment
 ---
 |X| ______  Business (Including Real Estate Investment).
 ---
SPECIFIC PURPOSE. The specific purpose of this loan is: Guarantee payments to suppliers.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,000,000.00 as follows:

     Undisbursed Funds:            $3,000,000.00
                                   -------------
     Note Principal:               $3,000,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered __________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 13,1993.

BORROWER:

CHIPS AND TECHNOLOGIES, INC.

By:______________________
Name: ___________________
Title:  _____________________

=============================================================================


                                BOARDING DATA


=============================================================================
  The information contained on this Boarding Data Sheet is for Lender's use only.
=============================================================================

BORROWER:  CHIPS AND TECHNOLOGIES, INC.   LENDER:   Silicon Valley Bank
           3050 Zanker Road                         3000 Lakeside Drive
           San Jose, CA 95134                       P.O. Box 3762
                                                    Santa Clara, CA 95054

COUNTY:          Santa Clara
TIN: 77-0047943
OFFICERS:                          ADDRESS:
___________________ , __________________
___________________ , __________________
___________________ , __________________
___________________ , __________________
OTHER SIGNER(S):  Name:_________________________, Title:_________________
ACCOUNT/CUSTOMER NUMBER:           BUS. PHONE:              (408) 434-0600
LOAN DESCRIPTION: This is a Variable Rate (at SILICON VALLEY BANK PRIME RATE, making an initial rate of 6.000%). Nondisclosable Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on October 5, 1994.

=============================================================================
FEES AND CHARGES:
     Undisbursed Funds:        $3,000,000.00
     Note Principal:           $3,000,000.00
     Prepaid Finance Charges:          $0.00
     Amount Financed:          $3,000,000.00
=============================================================================

Payment Information:
NO. OF PAYMENTS         AMOUNT                         DUE

1                 $3,000,000.00      Monthly interest payments beginning
                                     10-05-1993
                                     10-05-1994 plus all accrued unpaid
                                     interest.
APR:  6.083
INT. RATE:   6.000 @ 365/360 at SILICON VALLEY BANK PRIME RATE adjusted each time the prime rate is adjusted by Silicon Valley Bank
CURRENT INDEX:  6.000
NOT ROUNDED
RATE IN DEFAULT:  Note Rate + 5.000%
TOTAL PAYMENTS:  $3,096,750.00 (estimate)
LOAN TYPE:  Line of Credit / Multiple Advance
AUTOMATIC PAYMENTS:  Account Number ______________________
TYPE(S) OF INSURANCE PURCHASED:  No Insurance Purchased.
=============================================================================


CLASSIFICATION DATA:    Non Disclosable    Corporation
LOAN                               LOAN DATE:    09-13-93   Department/ SC
NUMBER:                                                     Branch:
CALL CODE:                         DISBURSEMENT  09-13-93   Officer     DJ
                                   DATE:
PURPOSE                            MATURITY      10-05-94   Last Edit:  MDG
CODE:                              DATE:
COLLATERAL                                                  Portfolio:  TECH
CODE:
LOAN NAME: CHIPSTEC (renewable)
STD. LOAN: CORPORATE LINE OF
           CREDIT
PURPOSE:   Guarantee payments to
           suppliers
=============================================================================

COLLATERAL INFORMATION:
                                  OWNER   INSURANCE   COVERAGE
          DESCRIPTION              CODE     AMOUNT     BASIS    DEDUCTIBLE
Silicon Valley Bank Certificate   2
of Deposit, Certificate
No. ________________, Account
No. _____________
(Amount $3,000,000.000)
=============================================================================